UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   October 10, 2014 (October 10, 2014)

KIMBALL ELECTRONICS, INC.
________________________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Indiana	001-36454	35-2047713
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

1600 Royal Street, Jasper, Indiana	47549-1001
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code   (812) 482-1600

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans
On October 10, 2014, Kimball Electronics, Inc. (the “Company”), in connection with the spin-off from Kimball International, Inc., sent a notice to its directors and officers who are subject to Section 16 of the Securities Exchange Act of 1934, as amended, informing them of a restricted period (the “Blackout Period”) that is being imposed on participants in the Kimball Electronics, Inc. Retirement Plan (the “Plan”) and notifying them of trading restrictions applicable to them during this Blackout Period. This notice was sent pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Regulation BTR, which generally prohibit executive officers and directors of an issuer from engaging in transactions involving the issuer's equity securities acquired in connection with their service or employment as director or executive officer during any retirement plan blackout period.  On October 10, 2014, the Company received notice from the administrator of the Plan regarding the expected trading restrictions relating to the Plan pursuant to Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974, as amended.
A copy of the form of notice to directors and executive officers, which includes the information specified in Rule 104(b) of Regulation BTR, is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.04.

Item 7.01 Regulation FD Disclosure
Senior management of the Company will present an overview of the Company and information related to the Company’s separation from Kimball International, Inc. to analysts and investors beginning the week of October 13, 2014. The slides used in the presentation are being furnished as Exhibit 99.2 to this Current Report on Form 8-K.
The information contained in, or incorporated into, this Item 7.01, including Exhibit 99.2 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events
The Company previously filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form 10 relating to the distribution of shares of its common stock in connection with its spin-off from Kimball International, Inc. (the “Registration Statement”). On October 7, 2014, the Registration Statement became effective, resulting in the Company becoming subject to certain reporting requirements of the Securities Exchange Act of 1934, as amended. The Registration Statement includes an Information Statement that describes the distribution and provides information regarding the business and management of the Company. The Information Statement is included as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated by reference herein.
As further described in the Information Statement, Kimball International, Inc. expects to distribute three shares of the Company’s common stock for every four shares of Kimball International, Inc.’s Class A common stock or Class B common stock held of record as of 5:00 p.m., New York time, on October 22, 2014. The distribution is expected to occur at 5:00 p.m., New York time, on October 31, 2014. The ordinary shares of the Company are expected to begin trading on the NASDAQ under the ticker symbol “KE” on the first trading day after the distribution date.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits
The following exhibits are filed as part of this report:

Exhibit
Number	Description
99.1	Form of Notice of Blackout Period to Directors and Executive Officers dated October 10, 2014
99.2	Investor Presentation dated October 2014
99.3	Kimball Electronics, Inc. Information Statement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBALL ELECTRONICS, INC.

By:	/s/ Michael K. Sergesketter
MICHAEL K. SERGESKETTER Vice President, Chief Financial Officer
Date: October 10, 2014

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Form of Notice of Blackout Period to Directors and Executive Officers dated October 10, 2014
99.2	Investor Presentation dated October 2014
99.3	Kimball Electronics, Inc. Information Statement